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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


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                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


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          Date of Report (Date of earliest event reported): May 6, 2003

                         NCO PORTFOLIO MANAGEMENT, INC.
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             (Exact name of registrant as specified in its charter)

           Delaware                  000-32403                 23-3005839
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(State or other jurisdiction  (Commission File Number)  (I.R.S. Employer
of incorporation)                                        Identification Number)

                      1804 Washington Blvd., Department 200
                            Baltimore, Maryland 21230
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          (Address of principal executive offices, including zip code)


                                 (443) 263-3020
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              (Registrant's telephone number, including area code)

                      Former address - 1705 Whitehead Road
                            Baltimore, Maryland 21207
          ------------------------------------------------------------
          (Former name or former address if changed since last report)




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ITEM 7. Financial Statements and Exhibits

         (a)   Financial Statements of Businesses Acquired

         Not Applicable

         (b)   Pro Forma Financial Information

         Not Applicable

         (c)   Exhibits

         The following exhibits are furnished with this Report on Form 8-K:

Number   Title
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99.1     Press Release of NCO Portfolio Management, Inc. dated May 6, 2003.

ITEM 9. Regulation FD Disclosures

In accordance with SEC Release No. 33-8216, the following information, intended to be furnished under "Item12. Results of Operations and Financial Condition," is instead furnished under "Item 9. Regulation FD Disclosures."

On May 6, 2003, NCO Portfolio Management, Inc. issued a press release commenting on the completion of its first quarter 2003 results included herein as Exhibit
99.1. In the investor conference call held on May 7, 2003 (which investor conference call was announced in the press release dated May 6, 2003 as well as a press release dated April 28, 2003) to discuss the results of operations of its first quarter, NCO Portfolio Management, Inc. issued guidance for the three remaining quarters of 2003 at $0.05 to $0.10 per diluted share per quarter.










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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     NCO Portfolio Management, Inc.



Date:  May 7, 2003                   Richard J. Palmer
                                     ------------------------------------------
                                     Title:  Senior Vice President, Finance and
                                             Chief Financial Officer








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